495 P-1 09/10

SUPPLEMENT DATED SEPTEMBER 1, 2010

TO THE PROSPECTUS DATED DECEMBER 1, 2009

OF

FRANKLIN GLOBAL REAL ESTATE FUND

The Prospectus is amended as follows:

The portfolio management team under "Fund Details - Management" section on page 13 is revised as follows:

WILSON MAGEE   Portfolio Manager of FT Institutional

Mr. Magee assumed the duties of lead portfolio manager of the Fund in September 2010. He has primary responsibility for the investments of the Fund. Mr. Magee has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Prior to joining Franklin Templeton Investments in August 2010, he was President and portfolio manager of Colony Investment Management. He previously was a portfolio manager at Goldman Sachs Asset Management and Grantham Mayo Van Otterloo (GMO) and an investor at AEW.

JACK FOSTER   Senior Vice President of FT Institutional

Mr. Foster has been a portfolio manager of the Fund since 2006, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

DAVID LEVY   Portfolio Manager of FT Institutional

Mr. Levy has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2007, he spent over 16 years at New York Life Investment Management, where since 1997, he was a portfolio manager for New York Life's REIT portfolios.

Please keep this supplement for future reference.